Income Taxes - Provision (Benefit) for Income Taxes from Continuing Operations (Detail) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2015	Dec. 31, 2014	Dec. 31, 2013
Current taxes:
Federal	$ 551	$ 1,273	$ 714
Foreign	306	337	286
State and local	109	155	66
Total current tax expense	966	1,765	1,066
Deferred tax expense (benefit):
Federal	114	(672)	536
Foreign	(1)	(98)	(30)
State and local	(66)	(83)	20
Total deferred tax expense (benefits)	47	(853)	526
Provision for income taxes	$ 1,013	$ 912	$ 1,592